November 15, 2006

Supplement

SUPPLEMENT DATED NOVEMBER 15, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY INCOME TRUST
Dated December 29, 2005

The eighth paragraph in the section of the Fund's Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services – E. Rule 12b-1 Plan’’ is hereby deleted and replaced with the following:

With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the amount sold in all cases.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.